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DAC Technologies Group International, Inc.
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                                  EXHIBIT 10.6
               FORM OF ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT

                   ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT

To:   DAC Technologies Group International, Inc.
      c/o Keane Securities Co., Inc. ("Placement Agent")
      50 Broadway
      New York, N. Y.  10004
      Attn.: Walter D. O' Hearn, Jr.,
      Sr. Vice-President

RE: PURCHASE OF UNITS CONSISTING OF COMMON SHARES AND WARRANTS OF DAC TECHNOLOGIES GROUP INTERNATIONAL, INC. (THE CORPORATION")

Dear Sirs:

1. SUBSCRIPTION AGREEMENT. This letter subscription agreement ("Agreement") will confirm my (hereinafter "Subscriber") subscription to invest, as provided in this Agreement, the consideration specified in paragraph 20 below (the "Subscription Consideration") in the Corporation. The Subscription Consideration will be applied to purchase that number of units consisting of shares of common stock ("Common Stock") and warrants ("Unit Warrants") (collectively the "Units") of the Corporation at the rate of $25,000 per Unit as further described in the as described in the Term Sheet, attached as Exhibit A attached hereto and incorporated herein by reference. The Subscription Consideration shall be paid by check, wire transfer or other good funds and the Units, when issued, will be fully paid and non-assessable.

2. OFFERING. Subscriber understands you will be offering Units totaling $1.7 million (the "Offering") in accordance with the terms set forth on Exhibit
      A. The Corporation is offering no preemptive rights in the event future shares are sold following the completion of this Offering.

3. ANTI-DILUTION. Subject to the provisions of this Section, the number of shares of Common

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      Stock into which each Unit Warrant may be exchanged will be subject to adjustment from time to time pursuant to a warrant certificate in the form attached as Exhibit B hereto and incorporated herein by reference.

4. REPRESENTATIONS OF THE SUBSCRIBER. Subscriber acknowledges, represents and warrants, as follows:

      (a) RECEIPT OF CORPORATE INFORMATION. No Private Placement Memorandum ("PPM") or other customary private offering or disclosure document(s) are provided in connection with this Offering, but that Subscriber has been furnished with all requested publicly-available documents, records and books pertaining to the Corporation's, including, without limitation, its most recent annual report on Form 10-KSB for the Year Ended December 31, 2003 (the "Form 10-KSB") with the Securities and Exchange Commission "SEC") and copy of which is attached hereto as Exhibit C and made a part hereof. All of the Corporation's prior SEC filings, including Quarterly Report on Form 10QSB for the Quarter Ended September 30, 2003 (the "Form 10-QSB;" the Form 10-KSB and the Form 10-QSB are collectively referred to herein as the SEC Documents") may be accessed on line at www.sec.gov . The SEC Documents have been made available to the Subscriber and/or its advisors, and all of the Subscriber 's questions and requests for information have been answered to the Subscriber's satisfaction.

      (b) NO NEED FOR PPM. Subscriber declines the need for a PPM because of its personal wealth, due diligence, ability and sophistication in evaluating the investment. In this regard, Subscriber acknowledges that he will:

            - be furnished at Subscriber's request with full and complete access to all material information relating to the Corporation, including, but not limited to: leases, material contracts, financial statements, pending litigation, competition, use of proceeds, capitalization, and principal owners;

            - met with or have been invited to meet with and question the key officers, principals and employees concerning all of the matters identified in the previous bullet point as well as the material risks associated with the offering and the business of the Corporation;

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            -     been provided sufficient time to conduct his personal due
                  diligence including inquiring of and being advised by, his personal attorneys, financial and investment advisors. The Corporation has also afforded Subscriber the opportunity to obtain any additional nonproprietary information necessary to verify the accuracy of any other information provided to Subscriber. In evaluating the suitability of an investment in the Units, Subscriber has not relied upon any representations or other information provided by third parties, with the exception of Subscriber's personal advisors.

      (c) RISKS. The Subscriber acknowledges and understands that the purchase of the Securities involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) the Subscriber may not be able to liquidate the investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, the Subscriber could sustain a complete loss of its entire Subscriber has adequate means of providing for Subscriber's current needs and possible personal contingencies and have no need for liquidity of this investment.

      (d) ACCREDITED INVESTOR STATUS. The Subscriber is an "accredited investor," as defined in Rule 501(a) of Regulation D, promulgated by the Securities & Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). Subscriber considers himself/itself to have knowledge and experience in financial and business matters generally such that Subscriber is capable of evaluating the merits and risks of an investment in the Units and Subscriber is able to bear the economic risk of an investment in Units, including loss of the entire investment. Subscriber agrees to make such additional representations and warranties and furnish such information regarding Subscriber's investment experience and financial position as the Corporation may reasonably require.

      (e) INVESTMENT INTENT. The Subscriber hereby represents that the Securities being purchased hereunder are being acquired for the Subscriber's own account, with no intention of distributing such securities to others. The Subscriber has no contact,

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      undertaking, agreement or arrangement with any person to sell, transfer or otherwise distribute to any person or to have any person sell, transfer or otherwise distribute for the Subscriber the Securities being purchased hereunder or any interest therein. The Subscriber is presently not engaged, nor does the Subscriber plan to engage within the presently foreseeable future, in any discussion with any person regarding such a sale, transfer or other distribution of the securities being purchased hereunder or any interest therein.

      (f) COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS. The Subscriber understands that the Securities being offered and sold hereunder have not been registered under the Securities Act. The Subscriber understands that the Securities being offered and sold hereunder must be held indefinitely, unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available. Moreover, the Subscriber understands that its right to transfer the Securities being purchased hereunder will be subject to certain restrictions, which include restrictions against transfer under the Securities Act, and applicable state securities laws. In addition to such restrictions, the Subscriber realizes that it may not be able to sell or dispose of the Securities being purchased hereunder as there may be no public or other market for them. The Subscriber understands that certificates evidencing the Securities being purchased hereunder shall bear a legend, substantially as follows:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AN OPINION (REASONABLY SATISFACTORY TO THE COMPANY) OF COUNSEL THAT REGISTRATION IS NOT REQUIRED.

      (g) AUTHORITY; ENFORCEABILITY. The Subscriber has the full right, power, and authority to execute and deliver this Agreement and perform its obligations hereunder.

      (h) NON-CONTRAVENTION. This Agreement constitutes a valid and legally binding

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      obligation of the Subscriber, and neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to the Subscriber or any contract, commitment, agreement or restriction of any kind to which the Subscriber is a party or by which its assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to the Subscriber.

      (i) APPROVALS. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by the Subscriber or the consummation of the transactions described herein.

      (j) PLACEMENT AGENT'S COMPENSATION. The Subscriber acknowledges that the Placement Agent, as compensation for its having assisted the Company in the placement of the Units hereunder, will receive (i) a fee equal to 8% of the aggregate proceeds from the sale of the Units offered and sold hereunder; (ii) reimbursement of the Placement Agent's accountable expenses up to a maximum of $30,000; and (iii) 5,000 Warrants identical to the Unit Warrants for each Unit sold.

      (k) SUBSEQUENT SALES. The Subscriber acknowledges that the Corporation may from time to time raise additional capital, which may include, but not be limited to, subsequent offers and sales by the Corporation ("Subsequent Sales") of additional shares of Common Stock (with the same or different terms). Nothing herein shall prohibit the Company from offering or selling additional shares of its equity in addition to the Units.

      (l) CONSENTS TO AMENDMENTS TO ARTICLES OF INCORPORATION. The Subscriber hereby consents to the filing of an amendment or amendments, to the Corporations's Articles of Incorporation to effect any adjustments to its capitalization to implement this private placement.

      (m) ADDITIONAL INFORMATION. All information that Subscriber has provided to the Corporation is correct and complete as of the date set forth below and if there should be any

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      material change in the information set forth herein, or in any other information provided to the Corporation prior to my admission to the Corporation, Subscriber will immediately furnish such revised or corrected information to the Corporation.

5. REPRESENTATIONS OF THE CORPORATION. Subscriber understands that the Corporation acknowledges, represents and agrees, as follows:

      (a) CORPORATE ORGANIZATION. The Corporation is duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power, authority and legal right to own its properties and to conduct the businesses in which it is now engaged. The Corporation is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or lease of its assets or the operation of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations, property or financial or other condition of the Corporation (a "Material Adverse Effect").

      (b) AUTHORITY. The Corporation has full corporate power and authority to execute and deliver this Agreement and to perform all of its covenants and agreements hereunder. The execution and delivery of this Agreement by the Corporation, the performance by the Corporation of its covenants and agreements hereunder and the consummation by the Corporation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action.

      (c) ENFORCEABILITY. This Agreement when duly executed and delivered by the Corporation, will constitute a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally, or by the principles governing the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law), including requirements of reasonableness and good faith in the exercise of rights and remedies thereunder; (ii) applicable laws and court decisions which may limit or render unenforceable certain terms and provisions contained therein, but which, in our opinion, do not substantially interfere with the practical realization of the benefits thereof, except for the economic consequences of

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      any procedural delay which may be imposed by, relate to or result from such laws and court decisions; and (iii) the limitations on the enforceability of the securities indemnification provisions set forth herein by reason of matters of public policy.

      (d) NONCONTRAVENTION. Neither the execution and delivery of this Agreement by the Corporation, nor the consummation of the transactions contemplated hereby, nor the performance by the Corporation of its covenants and agreements hereunder (i) violates any provision of the Articles of Incorporation or By-Laws of the Corporation; (ii) violates any existing law, statute, ordinance, regulation, or any order, judgment or decree of any court or governmental agency to which the Corporation is a party, or by which the Corporation or any of its assets is bound; or (iii) conflicts with or will result in any breach of any of the terms of, or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any indenture, mortgage, real property lease, securities purchase agreement, credit or loan agreement or other material agreement to which the Corporation is a party or by which the Corporation or any of its assets is bound, to the extent such violation thereof, conflict therewith, breach thereof, default thereunder or termination thereof would have a Material Adverse Effect.

      (e) WARRANT SHARES. The Common Shares have been duly authorized and reserved for issuance and, when issued upon the exercise of the Unit Warrants in accordance with the terms thereof, will be duly and validly authorized and issued, fully paid and non-assessable.

      (f) APPROVALS. Except as may be required under federal and state securities laws (which have been or, in the case of compliance required on a post-sale basis, will be complied with), the execution, delivery and performance of this Agreement by the Corporation does not require (i) the consent, waiver, approval, license or authorization of or any filing with any person or any governmental authority; or (ii) the approval or authorization of the shareholders of the Corporation.

      (g) LEGAL PROCEEDINGS. There are no (i) actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or, to the best knowledge of the Corporation, threatened against or affecting the Corporation, whether at law or in equity, or before or by any governmental authority; (ii) judgments, decrees, injunctions or orders of any governmental authority or arbitrator against the Corporation, which, in either case, could

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      have a Material Adverse Effect.

      (h) SEC FILINGS, ETC. The Corporation has heretofore furnished or provided reasonable access or to each Subscriber correct and complete copies of the SEC Documents. The SEC Documents were true and correct in all material respects at the time filed with respect to the periods covered thereby; and such reports, as amended, supplemented, or updated by subsequent filings, are true and correct as of the date so amended, supplemented, or updated in all material respects, do not contain any misstatement of a material fact, and do not omit to state a material fact or any fact required to be stated therein or necessary to make the statements contained therein not materially misleading with respect to the periods covered thereby; and all amendments or supplements thereto required to be filed under the federal securities laws have been so filed. The consolidated financial statements of the Corporation included in the SEC Documents complied, when filed, with the then -applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may have been indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB promulgated by the SEC) and fairly presented (subject, in the case of the unaudited statements, to normal audit adjustments) the financial position of the Corporation at the dates thereof and the consolidated results of the operations and statement of changes in financial position for the periods then ended. The Corporation has filed all documents and agreements that were required to be filed as exhibits to the SEC Documents and all such documents and agreements when filed were correct and complete in all material respects.

      (i) ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in the financial statements (the "Financial Statements") included in the SEC Documents, or as incurred in the ordinary course of business subsequent to December 31, 2003, as of the date hereof (i) the Corporation has no material liability of any nature (matured or unmatured, fixed or contingent) that was not provided for or disclosed in the Financial Statements, and (ii) to the best knowledge of the Corporation, all liability reserves established by the Corporation and set forth in the Financial Statements were adequate in all material respects for the purposes indicated therein.

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      (j) NO CHANGE. Except as disclosed in or contemplated by the SEC
      Documents, since December 31, 2003, there has not been (i) any material change in the condition (financial or otherwise), operations, results of operations, assets, liabilities, business or prospects of the Corporation taken as a whole; (ii) any material liability or obligation (contingent or otherwise) incurred by the Corporation, other than current liabilities (or obligations) or capital leases incurred in the ordinary course of business; (iii) any asset or property of the Corporation made subject to a lien of any kind, except (a) liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings provided adequate reserves with respect thereto, are maintained on the Corporation's books in accordance with generally accepted principles; (b) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like liens arising in the ordinary course of business which are not overdue for a period of more than sixty (60) days or which are being contested in good faith and by appropriate proceedings; (c) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (d) deposits to secure the performance of contracts, bids, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature;
      (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business; and (f) liens which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the Corporation's business; (iv) any waiver of any material valuable right of the Corporation, or the cancellation of any material debt or claim held by the Corporation; (v) any payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of the Common Stock of the Corporation, or any agreement or commitment therefore;
      (vi) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Corporation, except, with respect to tangible assets, in the ordinary course of business; (vii) any loan by the Corporation to any officer, director, employee or shareholder of the Corporation, or any agreement or commitment therefor; (viii) any material damage, destruction or loss (whether or not covered by insurance) which does nor may adversely affect the condition (financial or otherwise), operations, results of assets, property, business or prospects of the Corporation; or (ix) any change in the accounting methods or practices followed by the Corporation.

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      (k)   TAXES. The Corporation has accurately prepared and timely filed or has had accurately prepared and timely filed on its behalf all tax returns which, to the knowledge of the Corporation, are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been provided on the books of the Corporation); and except as set forth on a Schedule hereto, no tax liens have been filed and, to the knowledge of the Corporation, no claims are being asserted with respect to any such taxes, fees or other charges.

      (l) DISCLOSURE. The representations or warranties made by the Corporation in this Agreement or, except to the extent modified or amended by subsequent written disclosure to each of the Subscribers through the date hereof, in any other document or certificate furnished in connection herewith did not contain at the time made, or, if set forth herein, does not contain any untrue statement of a material fact, or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they are made, not misleading in any material respect. There is no fact known to the Corporation that materially adversely affects or, other than general economic conditions in the industry in which the Corporation operates, that the Corporation reasonably believes will in the future materially adversely affect the business, operations, affairs or condition, financial or otherwise, of the Corporation, which has not been set forth in this Agreement or in the SEC Documents.

      m. CAPITALIZATION The authorized capital stock of the Corporation consists of:

            (i) Common stock, $.001 par value authorized 50,000,000 shares; issued 5,843,056 shares and outstanding 5,713,056 shares at December 31, 2003;

            (ii) Preferred stock, $.001 par value; authorized 10,000,000 shares; none issued and outstanding. These "blank check" shares empower the Board of Directors, without stockholder approval, to designate and issue additional

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                  series of preferred stock with dividend, liquidation,
                  conversion, voting or other rights, including the right to issue convertible securities with no limitations on conversion. These designations and issuances may:

                        - adversely affect the voting power or other rights of the holders of Common stockholders;

                        - substantially dilute the Common shareholder's interest;

                        -     depress the price of Common Stock; and

                        - delay, deter, or prevent a merger, take over or change in control without any action by the shareholders.

      n. RELATED PARTY TRANSACTIONS Except to the extent described in the SEC Documents, no current principal shareholder or current or former director, officer or employee of the Corporation nor any "affiliate" (as defined in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended), of any such person, is currently, directly or indirectly through his affiliation with any other person or entity, a party to any transaction (other than as an employee, consultant or shareholder) with the corporation providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments from or to any such person.

6.    REGISTRATION RIGHTS

      (a) FILING OF REGISTRATION STATEMENT. The Corporation, at its sole expense, shall file (i) on or before September 30, 2004 a registration statement of the Common Stock and the Unit Warrants on Form S-3 (which permits the inclusion or incorporation by reference of substantial information by reference to other documents filed by the Corporation with the SEC)(the "Registration Statement") or (ii) a Registration Statement as soon thereafter as the Corporation is eligible to use Form S-3. In the event the Corporation is not eligible to use Form S-3, it shall provide to the Subscriber evergreen piggy-back registration rights covering the Common Shares and Unit Warrants. The corporation shall use its best efforts to achieve the effectiveness of the registration in question.

      (b) OBLIGATIONS OF THE CORPORATION. In connection with the filing of the Registration Statement, the Corporation shall:

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            -     prepare and file with the SEC such amendments (including
                  post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement and take such other reasonable action as may be necessary to keep the Registration Statement effective until the earlier of the (A) public sale of the Common Shares or (B) the Common Shares becoming capable of full and complete public sale without registration under the Securities Act, and to comply with the provisions of the Securities Act and the Exchange Act, and the rules and regulations thereunder, with respect to the disposition of the Common Shares;

            - Notify the Subscriber, after becoming aware thereof: (A) when the Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, or (B) of any request by the SEC for amendment of or supplement to the Registration Statement or related prospectus or for additional information.

7. FILINGS CURRENT. Subscriber has been advised that the Corporation is a reporting Corporation as that term is used in the Securities Exchange Act of 1934 ("Exchange Act""), and has, to date, is current in its report filings with the SEC.

8. FORWARD-LOOKING STATEMENTS. Subscriber acknowledges that much of the information and statements provided to him/it constitutes forward-looking information. These are statements that plan for or anticipate the future. Subscriber further acknowledges that forward-looking statements include statements about the future of the of the Corporation, the future of products in that industry, statements about the Corporation's future plans and strategies, and most other statements not historical in nature. Subscriber further acknowledges these statements are based on assumptions that may or may not prove to be accurate and Subscriber has not relied upon these projected results as indicative of the actual results that may be obtained by the Corporation. No representation or warranty of any kind has been given to Subscriber with respect to the accuracy of such projections or the underlying assumptions. Moreover, Subscriber understands forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate,"

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      "anticipate," "continue," or similar terms, variations of those terms, or the negative of those terms. Forward-looking statements involve risks and uncertainties, and Subscriber understands that the Corporation's actual results could differ materially from the results discussed in the forward-looking statements.

9. ACCEPTANCE/REJECTION. The Corporation and the Placement Agent each has the right to accept or reject this Subscription in whole or in part. This Agreement will be deemed to be accepted by the Corporation only when signed by the Corporation or its authorized agent. Once accepted by the Corporation, this Subscription is irrevocable except as otherwise required by applicable state securities laws.

10.   Subscriber understands that:

      - Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

      - Subscriber's right to transfer all or any part of the Units will be "restricted" as that term is defined under Rule 144 promulgated pursuant to, and such Common Units may not be transferred unless registered under the Securities Act of 1933, (the "Securities Act," 15 USCA Sections 7a et seq.), and any applicable state securities laws, unless an exemption from such registration is available.

11. Subscriber hereby certifies that Subscriber qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act both because I am a natural person and (CHECK ONE ):

            A._______ MY (OR COMBINED WITH MY SPOUSE) NET WORTH EXCEEDS $1,000,000 AT THE TIME OF THE PURCHASE OF THE UNITS, OR

            B._______BECAUSE MY ANNUAL INCOME IN EACH OF 2002 AND 2003 HAS EXCEEDED $200,000 (OR $300,00 IF COMBINED WITH MY SPOUSE), AND IN THE CURRENT YEAR (2004) IS EXPECTED TO REACH THE SAME INCOME LEVEL; OR

            C.______ANY EXECUTIVE OFFICER OR DIRECTOR OF THE CORPORATION; OR

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            D.______CERTAIN FINANCIAL INSTITUTIONS; OR

            E.______ BUSINESS DEVELOPMENT CORPORATION UNDER SECTION 202(A)(22) OF THE INVESTMENT ADVISER OF 1940; OR

            F.______ORGANIZATIONS DESCRIBED IN SECTION 501 (C)(3) OF THE INTERNAL REVENUE CODE AND CERTAIN OTHER CORPORATIONS, TRUSTS OR PARTNERSHIPS NOT FORMED FOR THE SPECIFIC PURPOSE OF ACQUIRING THE SECURITIES OFFERED, WITH TOTAL ASSETS IN EXCESS OF $5,000,000; OR

            G.______ANY TRUST WITH TOTAL ASSETS IN EXCESS OF $5,000,000 NOT FORMED FOR THE SPECIFIC PURPOSE S OFFERED, WHOSE PURCHASE IS DIRECTED BY A SOPHISTICATED PERSON; AND

            H._____AN ENTITY IN WHICH ALL OF THE ENTITY OWNERS MEET ONE OR MORE OF THE CATEGORIES SET FORTH IN SUBSECTIONS (A) THROUGH (G) HEREOF.

12.   Subscriber understands the meaning and legal consequences of the representations and warranties and the restrictions and limitations on transfer contained in this Agreement and hereby agree to indemnify and hold harmless the Corporation, the Board members, the Placement Agent, and each of their affiliates, advisors, agents and employees, from and against any and all loss, damage or liability due to or arising out of any inaccuracy in or breach of any of those representations or warranties by Subscriber. Notwithstanding the provisions of this paragraph, Subscriber acknowledges specifically that the representations and warranties and understandings and agreements set forth in this Agreement will survive the date of this Agreement.

13. Failure by the Corporation to exercise any right or remedy under this Agreement or any other agreement between the Corporation and him, or delay by the Corporation in exercising the same, shall not operate as a waiver. No waiver by the Corporation shall be effective unless it is in writing and signed by the Corporation.

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14.   In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict with such statute or rule of law and shall be deemed modified to conform therewith. Any provision hereof which may prove invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof..

15. Notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given when sent by registered or certified United States mail, postage prepaid, addressed to the party for whom intended at the address of such party set forth below. For the notice required regarding the exercise of the Unit Warrants or other related notice, please see the Unit Warrant Certificate, Exhibit B.

16.   This Agreement is not transferable or assignable by Subscriber.

17. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed and construed in accordance with the laws of the State of Florida, without giving effect to conflict of law principles (except insofar as affected by the state securities or "Blue Sky" laws of the jurisdiction in which the offerings described herein have been made). Subscriber understands that this Agreement: (I) shall be binding upon Subscriber and his legal representatives, successors and assigns and shall inure to the benefit of the Corporation, its successors and assigns; (ii) shall survive his admission as a shareholder of the Corporation; and (iii) may be executed by his and accepted by the Corporation in one or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

18.   Miscellaneous:

      18.01.NO PUBLICATION. Subscriber agrees Subscriber will not voluntarily publish or disclose in any manner the terms of this Agreement.

      18.02.FURTHER ASSURANCES. Subscriber agrees to execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

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      18.03.COUNTERPARTS. This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

      18.04.COMPLETENESS AND MODIFICATION. Subscriber understands this
            Agreement constitutes the entire understanding among the parties concerning the subject matter hereof and it supercedes all prior or contemporaneous agreements or understandings. No waiver or modification of the terms hereof shall be valid unless in writing signed by the parties or party to be charged and only to the extent therein set forth. No covenant, representation or condition not expressed in this agreement shall offset or be effective to interpret change or modify any of the expressed provisions of this Agreement.

      18.05.ARBITRATION. The parties hereto agree that all actions, controversies, disputes and proceedings relating directly or indirectly hereto shall be arbitrated in Palm Beach County, Florida before and in accordance with the rules and regulations of the American Arbitration Association. The parties hereby expressly consent to the jurisdiction of any such arbitration forum or court and to venue therein and consent to service the process in any such action or proceeding by certified or registered mailing of the summons/complaint thereof directly to the parties as their respective addresses as set forth in this Agreement.

      18.06.BINDING AFFECT. This Agreement shall be binding upon the heirs and personal representatives, guardians, legal representatives, administrators, assigns and successors or the parties hereto.

      18.07.RIGHT TO COUNSEL. Subscriber acknowledges that Subscriber has had the opportunity to discuss the contents of this Agreement with his attorneys.

19. RESIDENCY REPRESENTATION. Subscriber represents that his principal residence (if an individual), is the state shown on this Agreement; if the Subscriber is an entity (except a general partnership) such as a corporation, trust, limited partnership, or limited liability Corporation, it was incorporated, or organized and is existing under the laws of the state shown in this Agreement. If the Subscriber is a general partnership, the principal residence of all general partners are in the states shown in this Agreement. The Subscriber represents that regardless of the form of the entity, it was not formed for the specific purpose of engaging in this transaction.

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20.   SUBSCRIPTION CONSIDERATION

      The Subscription Consideration consists of the following:

AMOUNT $__________      NUMBER OF UNITS________  (INITIAL_______)

21.   FORM OF OWNERSHIP (CHECK ONE)

      Subscriber has initialed the form of ownership Subscriber desires for the Units.

      [ ] Individual (one signature required)
      [ ] Joint Tenants with Right of Survivorship (all parties must sign)
      [ ] Tenants in Common (all parties must sign)
      [ ] Tenants by the Entirety (all parties must sign)
      [ ] Community Property (one signature required if interest held in one name, i.e, managing spouse; two signatures required if interest is held in both names)
      [ ] Corporation (signature of authorized officer or officers required)
      [ ] Partnership (signature of general partner and any additional signatures required by partnership agreement required)
      [ ] Trust (signature of trustee and any additional signatures required by trust instrument required)
      [ ] Other Entities (all signatures required by governing instrument required)

22.   BLUE SKY PROVISIONS

      SALES IN FLORIDA: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR THE LAWS OF THE STATE, IF SUCH REGISTRATION IS REQUIRED.

      FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE CORPORATION, AN AGENT OF THE CORPORATION OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR

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      TERMINATED SUBSCRIPTIONS WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. SUCH
      WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, AN INVESTOR NEED ONLY SEND A LETTER OR TELEGRAM TO THE CORPORATION AT THE ADDRESS SHOWN HEREIN INDICATING HIS INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IF SENDING A LETTER, AN INVESTOR SHOULD SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT IS MAILED. ANY ORAL REQUESTS FOR RESCISSION SHOULD BE ACCOMPANIED BY A REQUEST FOR WRITTEN CONFIRMATION THE ORAL REQUEST WAS RECEIVED ON A TIMELY BASIS.

      AS REQUIRED BY SECTION 517.061(11)(a)3, FLORIDA STATUTES, AND RULE 3E-5 00.05(5)(a) PROMULGATED THEREUNDER, PROSPECTIVE INVESTORS AND THEIR PURCHASER REPRESENTATIVES MAY HAVE, AT THE OFFICES OF THE CORPORATION AT ANY REASONABLE HOUR, AFTER REASONABLE PRIOR NOTICE, ACCESS TO THE MATERIALS SET FORTH IN THE RULE, ANY OTHER MATERIALS RELATING TO THE CORPORATION, THE OFFERING DESCRIBED IN THIS MEMORANDUM OR ANYTHING SET FORTH IN THIS MEMORANDUM WHICH THE CORPORATION CAN OBTAIN WITHOUT UNREASONABLE EFFORT OR EXPENSE. SEE, "ADDITIONAL INFORMATION".

            NSAA NOTICE: IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES LAWS, PURSUANT TO REGISTRATION

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            OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE
            REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

      IN WITNESS WHEREOF, I have executed this Agreement this ___day of
      ____,2004.

Witnesses:

________________________                                ________________________
                                                        Subscriber

________________________

                                    ACCEPTED:
                                    DAC TECHNOLOGIES GROUP INTERNATIONAL, INC.

                                    By:________________________

                                       Principal Officer

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